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EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of The Hockey Company (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew O'Toole, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 24, 2003                            THE HOCKEY COMPANY


                                                 By: /s/ Matthew O'Toole

                                                     Matthew O'Toole
                                                     Chief Executive Officer


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